UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Definitive Proxy Statement

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NORTHERN TRUST CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NORTHERN TRUST CORPORATION 50 SOUTH LASALLE STREET CHICAGO, IL 60603 D69957-P66013-Z81757 Your Vote Counts! NORTHERN TRUST CORPORATION 2022 Annual Meeting Vote by April 25, 2022 11:59 PM ET You invested in NORTHERN TRUST CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on April 26, 2022. Get informed before you vote View the online Notice and Proxy Statement and Annual Report on Form 10-K OR you can receive a free paper or email copy of the material(s) by requesting prior to April 12, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* April 26, 2022 10:30 a.m. CDT Virtually at: www.virtualshareholdermeeting.com/NTRS2022 *Please check the meeting materials for any special requirements for meeting attendance.

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THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of 12 Directors **Nominees:**	
1a.	Linda Walker Bynoe	For
1b.	Susan Crown	For
1c.	Dean M. Harrison	For
1d.	Jay L. Henderson	For
1e.	Marcy S. Klevorn	For
1f.	Siddharth N. (Bobby) Mehta	For
1g.	Michael G. O'Grady	For
1h.	Jose Luis Prado	For
1i.	Martin P. Slark	For
1j.	David H. B. Smith, Jr.	For
1k.	Donald Thompson	For
1l.	Charles A. Tribbett III	For
2.	Approval, by an advisory vote, of the 2021 compensation of the Corporation's named executive officers.	For
3.	Ratification of the appointment of KPMG LLP as the Corporation's independent registered public accounting firm for the fiscal year ending December 31, 2022.	For

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